UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2003

AMBASSADORS INTERNATIONAL, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	0-26420	91-1688605

(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

1071 Camelback Street
Newport Beach, CA 92660

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(949) 759-5900

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events.

     On November 7, Ambassadors International, Inc. issued a press release on the subject of the appointment of a new president and chief executive officer, Joseph Ueberroth. Joseph Ueberroth replaces John Ueberroth as president and chief executive officer. John Ueberroth and Peter Ueberroth will now be Co-Chairman of the Board of Directors. The press release is filed as exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release of Ambassadors International, Inc. dated November 7, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC

Date: November 10, 2003	By:	/s/ Timothy T. Fogarty

Timothy T. Fogarty
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1 Press release of Ambassadors International, Inc. issued on November 7, 2003.